WADDELL & REED ADVISORS FUNDS

Supplement dated June 5, 2007

to
Advisors Equity Funds Prospectus dated October 31, 2006
and supplemented March 20, 2007

and to
Advisors Fixed Income and Money Market Funds Prospectus dated January 31, 2007 and supplemented March 20, 2007

 The following replaces the corresponding disclosure regarding Class Y shares in the section of "Your Account" entitled Class Y shares:

CLASS Y SHARES

Class Y shares are not subject to a sales charge or annual 12b-1 fees. Class Y shares are only available for purchase by:

  Fund of Funds
  Participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Internal Revenue Code of 1986 (Code), including 401(k) plans, if the value of the plan exceeds $10,000,000, the shares are held in an omnibus account on the Fund's records and an unaffiliated third party provides administrative and/or other support services
  Participants in the Waddell & Reed Financial, Inc. Retirement Plan

Existing shareholders of Class Y shares who do not satisfy the revised eligibility criteria may continue to hold their Class Y shares and make subsequent investments in their current Class Y share accounts.

The following replaces the corresponding disclosure regarding exchange privileges for Class Y shareholders who are clients of Waddell & Reed, Inc. and Legend Equities Corporation, in the section of "Your Account" entitled Exchange Privileges:

Clients of Waddell & Reed and Legend may exchange their Waddell & Reed Advisors Funds Class Y shares for Class I shares in the Ivy Family of Funds.

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